Exhibit 10.1
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

NINETEENTH AMENDMENT TO MASTER REPURCHASE AGREEMENT
Dated as of August 25, 2021
Between

ROCKET MORTGAGE, LLC, as Seller,
and
JPMORGAN CHASE BANK, N.A., as a Buyer and as Administrative Agent for the Buyers,
and
the other Buyers from time to time party hereto
1.    This Amendment.
The Parties agree hereby to amend (for the eighteenth time) the Master Repurchase Agreement dated May 2, 2013 between them (the “Original MRA”, as amended by the First Amendment to Master Repurchase Agreement dated May 1, 2014, the Second Amendment to Master Repurchase Agreement dated December 19, 2014, the Third Amendment to Master Repurchase Agreement dated April 30, 2015, the Fourth Amendment to Master Repurchase Agreement dated April 28, 2016, the Fifth Amendment to Master Repurchase Agreement dated November 18, 2016, the Sixth Amendment to Master Repurchase Agreement dated April 27, 2017, the Seventh Amendment to Master Repurchase Agreement dated October 12, 2017, the Eighth Amendment to Master Repurchase Agreement dated December 14, 2017, the Ninth Amendment to Master Repurchase Agreement dated January 25, 2018, the Tenth Amendment to Master Repurchase Agreement dated April 26, 2018, the Eleventh Amendment to Master Repurchase Agreement dated June 20, 2018, the Twelfth Amendment to Master Repurchase Agreement dated April 25, 2019, the Thirteenth Amendment to Master Repurchase Agreement dated June 22, 2019, the Fourteenth Amendment to Master Repurchase Agreement dated September 26, 2019, the Fifteenth Amendment to Master Repurchase Agreement dated December 16, 2019, the Sixteenth Amendment to Master Repurchase Agreement dated April 10, 2020, the Seventeenth Amendment to Master Repurchase Agreement dated April 15, 2020, and the Eighteenth Amendment to Master Repurchase Agreement dated July 16, 2021, the “Amended MRA”, and as amended hereby and as it may be supplemented, further amended or restated from time to time, the “MRA”) to amend the Jumbo Loan sublimit in the definition of Eligible Mortgage Loan, and they hereby amend the Amended MRA as follows.

All capitalized terms used in the Amended MRA and used, but not defined differently, in this amendment (this “Amendment”) have the same meanings here as there. The sole Section of this Amendment is numbered to correspond with the number of the Section of the Amended MRA amended hereby.
2.    Definitions; Interpretation
A.    Clause (xxi) of the definition of “Eligible Mortgage Loan” in Section 2(a) of the Amended MRA is amended to read as follows:
(xxi)    that, if a Jumbo Loan, whose Purchase Price, when added to the sum of the Purchase Prices of all other Jumbo Loans that are then subject to Transactions, is less than or equal to [***];
B.    The following new definition is added to Section 2(a) of the Amended MRA, in alphabetical order:
“Nineteenth Amendment to MRA” means the Nineteenth Amendment to Master Repurchase Agreement dated August 25, 2021, among the Parties, amending this Agreement.

(The remainder of this page is intentionally blank; counterpart signature pages follow)

As amended hereby, the Amended MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A., Administrative Agent
as Administrative Agent

By:/s/ Carolyn Johnson
Carolyn Johnson Authorized Officer
Authorized Officer

JPMORGAN CHASE BANK, N.A.,
as (the only) Buyer

By:/s/ Carolyn Johnson
Carolyn Johnson Authorized Officer
Authorized Officer

ROCKET MORTGAGE, LLC, Seller

By:/s/ Robert P Wilson
Robert Wilson
Treasurer

Counterpart signature page to Nineteenth Amendment to Master Repurchase Agreement